UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2023

WESTERN ASSET

HIGH YIELD FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Fund for the twelve-month reporting period ended May 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On November 18, 2022, the Fund acquired the assets and certain liabilities of Western Asset Global High Yield Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Board of Directors of both the Acquired Fund and the Fund. Effective on that date, Acquired Fund shareholders became Fund shareholders. As part of the reorganization, for each share they held, shareholders of the Acquired Fund’s Class A, Class C, Class I and Class IS received 0.735800, 0.744103, 0.740617 and 0.729866 shares of Class A, Class C, Class I and Class IS shares of the Fund, respectively. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares. Total net assets of the Fund immediately after the transfer were $241,115,421. For additional information, please see Note 8 in the Notes to Financial Statements below or contact the Fund at 877-6LM-Fund/656-3863.

II	Western Asset High Yield Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2023

Western Asset High Yield Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or securities we determined to be of comparable quality. The Fund considers securities that are rated below the Baa or BBB categories to be rated below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities”.

In deciding among the securities in which the Fund may invest, we take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Fund’s effective duration and prevailing and anticipated market conditions. The Fund is permitted to invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities.

The Fund may invest in asset- and mortgage-backed securities, which includes privately-issued and non-investment grade mortgage-backed securities, asset-backed securities and collateralized debt obligations, as well as loans, including senior loans, junior (or other subordinated loans) and covenant-lite loans, and inflation-indexed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bond and interest rate futures, futures, swaps, foreign currency futures, forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving futures contracts, options on futures contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

At Western Asset Management Company, LLC (“Western Asset”), we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset High Yield Fund 2023 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall U.S. fixed income market experienced periods of volatility and declined over the twelve-month reporting period ended May 31, 2023. The market’s weakness was driven by several factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic, the war in Ukraine, turmoil in the banking industry, and the debt ceiling debate.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 (before the reporting period began) in attempt to rein in inflation. Over the next twelve months, the central bank hiked rates an additional nine times, bringing the federal funds rate to a range between 5.00% and 5.25% — the highest level since 2007. The yield for the two-year Treasury note began the reporting period at 2.53% (the low for period) and ended the period at 4.40%. The high of 5.05% took place on March 8, 2023. The yield for the ten-year Treasury note began the reporting period at 2.85% and ended the period at 3.64%. The low of 2.60% occurred on August 1, 2022, and the peak of 4.25% took place on October 24, 2022.

All told, the Bloomberg U.S. Aggregate Indexi returned -2.14% for the twelve months ended May 31, 2023. Riskier fixed income securities, including high yield bonds, were also weak. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii returned 0.05%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii returned -0.98% for the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We slightly reduced the Fund’s duration and, from a quality positioning perspective, increased its allocation to securities rated BB and reduced its exposure to securities rated CCC. From sector perspective, within high-yield, we increased the Fund’s allocation to consumer cyclicals1, while reducing the Fund’s exposure to consumer non-cyclicals2.

The Fund employed U.S. Treasury futures and swaps to manage its duration positioning. All told, they detracted from performance during the reporting period. Credit default swaps, which were used to manage the Fund’s exposure to credit index spread levels, were also a headwind for returns. Finally, currency derivatives, which were utilized to adjust the Fund’s currency exposure, modestly detracted from performance during the reporting period.

Performance review

For the twelve months ended May 31, 2023, Class I shares of Western Asset High Yield Fund returned -2.41%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index, returned 0.05% for the same period.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

[2]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

2	Western Asset High Yield Fund 2023 Annual Report

Performance Snapshot as of May 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset High Yield Fund:
Class A	1.68%	-2.52%
Class C	1.25%	-3.40%
Class R	1.51%	-2.92%
Class I	1.80%	-2.41%
Class IS	1.86%	-2.29%
Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index	3.01%	0.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2023 for Class A, Class C, Class R, Class I and Class IS shares were 8.19%, 7.72%, 8.24%, 8.85% and 8.90%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class I and Class IS shares would have been 8.12%, 7.62%, 8.84% and 8.81%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.97%, 1.76%, 1.58%, 0.81% and 0.68%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.01% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares, 0.75% for Class I shares (effective November 21, 2022) and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31,

Western Asset High Yield Fund 2023 Annual Report	3

Fund overview (cont’d)

2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Among the largest contributors to the Fund’s relative performance during the reporting period were overweight positions in consumer cyclicals and transportation. In terms of security selection, holdings within energy, led by an overweight in EQM Midstream, was beneficial. Elsewhere, an opportunistic allocation to investment grade credit, mainly collateralized mortgage obligations and investment-grade corporate bonds, was additive for returns.

Q. What were the leading detractors from performance?

A. Among the largest detractors from the Fund’s relative performance during the reporting period were its underweight to capital goods and overweight to real estate investment trusts. Issue selection within banking was a headwind for returns, partially due to an overweight to Credit Suisse. Holding in communications (overweight DISH) and consumer cyclicals (overweight Carnival) also detracted from performance.

Thank you for your investment in Western Asset High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 14, 2023

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high

4	Western Asset High Yield Fund 2023 Annual Report

yield securities.” The risks of high yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 36 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2023 were: consumer discretionary (24.6%), industrials (14.3%), energy (13.5%), communication services (12.1%), and materials (6.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Yield Fund 2023 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2023 and May 31, 2022 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset High Yield Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on December 1, 2022 and held for the six months ended May 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.68%	$1,000.00	$1,016.80	0.97%	$4.88	Class A	5.00%	$1,000.00	$1,020.09	0.97%	$4.89
Class C	1.25	1,000.00	1,012.50	1.81	9.08	Class C	5.00	1,000.00	1,015.91	1.81	9.10
Class R	1.51	1,000.00	1,015.10	1.30	6.53	Class R	5.00	1,000.00	1,018.45	1.30	6.54
Class I	1.80	1,000.00	1,018.00	0.73	3.67	Class I	5.00	1,000.00	1,021.29	0.73	3.68
Class IS	1.86	1,000.00	1,018.60	0.65	3.27	Class IS	5.00	1,000.00	1,021.69	0.65	3.28

Western Asset High Yield Fund 2023 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset High Yield Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/23	-2.52%	-3.40%	-2.92%	-2.41%	-2.29%
Five Years Ended 5/31/23	1.87	1.08	1.52	2.11	2.18
Ten Years Ended 5/31/23	2.50	1.73	2.20	2.78	2.85

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/23	-6.62%	-4.31%	-2.92%	-2.41%	-2.29%
Five Years Ended 5/31/23	1.00	1.08	1.52	2.11	2.18
Ten Years Ended 5/31/23	2.05	1.73	2.20	2.78	2.85

Cumulative total returns
Without sales charges[1]
Class A (5/31/13 through 5/31/23)	28.04%
Class C (5/31/13 through 5/31/23)	18.69
Class R (5/31/13 through 5/31/23)	24.28
Class I (5/31/13 through 5/31/23)	31.56
Class IS (5/31/13 through 5/31/23)	32.49

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 3.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Western Asset High Yield Fund 2023 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset High Yield Fund vs. Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index† — May 2013 — May 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset High Yield Fund on May 31, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2023. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index. The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”) is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset High Yield Fund 2023 Annual Report

Schedule of investments

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 83.8%
Communication Services — 11.3%
Diversified Telecommunication Services — 2.3%
Altice Financing SA, Senior Secured Notes	5.000%	1/15/28	600,000	$469,405	(a)
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	2,870,000	2,191,106	(a)
Altice France Holding SA, Senior Notes	6.000%	2/15/28	880,000	436,409	(a)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	1,030,000	616,486	(a)
Altice France SA, Senior Secured Notes	5.125%	7/15/29	470,000	335,098	(a)
Altice France SA, Senior Secured Notes	5.500%	10/15/29	760,000	552,216	(a)
Telecom Italia Capital SA, Senior Notes	6.000%	9/30/34	340,000	286,488
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	540,000	526,586	(a)
Total Diversified Telecommunication Services				5,413,794
Entertainment — 0.7%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	1,300,000	715,288	(a)
AMC Entertainment Holdings Inc., Secured Notes (5.000% Cash and 6.000% PIK or 10.000% Cash or 12.000% PIK)	10.000%	6/15/26	310,000	197,672	(a)(b)
AMC Entertainment Holdings Inc., Senior Secured Notes	7.500%	2/15/29	530,000	372,397	(a)
Playtika Holding Corp., Senior Notes	4.250%	3/15/29	350,000	297,195	(a)
Speedway Motorsports LLC/Speedway Funding II Inc., Senior Notes	4.875%	11/1/27	140,000	129,106	(a)
Total Entertainment				1,711,658
Interactive Media & Services — 0.7%
Match Group Holdings II LLC, Senior Notes	4.625%	6/1/28	190,000	173,666	(a)
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	1,500,000	1,223,588	(a)
Rackspace Technology Global Inc., Senior Secured Notes	3.500%	2/15/28	890,000	355,057	(a)
Total Interactive Media & Services				1,752,311
Media — 5.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.750%	2/1/32	590,000	473,313	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	750,000	587,725
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	1/15/34	5,720,000	4,236,969	(a)
Clear Channel Outdoor Holdings Inc., Senior Notes	7.500%	6/1/29	430,000	306,787	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	11

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	1,680,000	$1,481,664	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	300,000	257,325
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,887,000	1,085,044
DISH DBS Corp., Senior Notes	5.125%	6/1/29	1,410,000	641,012
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	1,080,000	785,376	(a)
iHeartCommunications Inc., Senior Secured Notes	5.250%	8/15/27	70,000	49,254	(a)
iHeartCommunications Inc., Senior Secured Notes	4.750%	1/15/28	240,000	166,748	(a)
News Corp., Senior Notes	3.875%	5/15/29	330,000	290,214	(a)
Urban One Inc., Senior Secured Notes	7.375%	2/1/28	180,000	162,200	(a)
Virgin Media Finance PLC, Senior Notes	5.000%	7/15/30	300,000	237,812	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	1,520,000	1,368,178	(a)
VZ Secured Financing BV, Senior Secured Notes	5.000%	1/15/32	850,000	676,859	(a)
Total Media				12,806,480
Wireless Telecommunication Services — 2.2%
CSC Holdings LLC, Senior Notes	11.250%	5/15/28	550,000	521,768	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	1,020,000	804,329	(a)
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	2,430,000	1,072,955	(a)
CSC Holdings LLC, Senior Notes	5.000%	11/15/31	970,000	420,597	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,050,000	1,276,608
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	1,410,000	1,160,769	(a)
Total Wireless Telecommunication Services				5,257,026
Total Communication Services				26,941,269
Consumer Discretionary — 23.0%
Automobile Components — 1.9%
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/26	42,000	40,524
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	671,000	626,737
American Axle & Manufacturing Inc., Senior Notes	5.000%	10/1/29	1,700,000	1,383,920
Dornoch Debt Merger Sub Inc., Senior Notes	6.625%	10/15/29	250,000	187,977	(a)

See Notes to Financial Statements.

12	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Automobile Components — continued
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	1,610,000		$1,534,113	(a)
ZF North America Capital Inc., Senior Notes	7.125%	4/14/30	670,000		675,514	(a)
Total Automobile Components					4,448,785
Automobiles — 2.9%
Ford Motor Co., Senior Notes	3.250%	2/12/32	5,770,000		4,389,657
Ford Motor Co., Senior Notes	6.100%	8/19/32	860,000		809,167
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	850,000		719,049
Ford Motor Credit Co. LLC, Senior Notes	7.350%	3/6/30	640,000		645,359
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	330,000		309,622	(a)
Total Automobiles					6,872,854
Distributors — 0.7%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	724,550		766,299	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	740,003		838,978	(a)(b)
Total Distributors					1,605,277
Diversified Consumer Services — 1.5%
Adtalem Global Education Inc., Senior Secured Notes	5.500%	3/1/28	338,000		316,275	(a)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	970,000		789,313	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Secured Notes	6.250%	1/15/28	890,000		818,367	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	3.375%	8/31/27	310,000		272,570	(a)
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	660,000		558,403	(a)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	1,614,000		974,105	(a)
Total Diversified Consumer Services					3,729,033
Hotels, Restaurants & Leisure — 13.5%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	470,000	EUR	462,820	(a)
Boyne USA Inc., Senior Notes	4.750%	5/15/29	330,000		295,086	(a)
Caesars Entertainment Inc., Senior Notes	8.125%	7/1/27	530,000		540,558	(a)
Caesars Entertainment Inc., Senior Notes	4.625%	10/15/29	390,000		336,712	(a)
Caesars Entertainment Inc., Senior Secured Notes	7.000%	2/15/30	850,000		854,663	(a)
Carnival Corp., Secured Notes	10.500%	2/1/26	600,000		624,049	(a)
Carnival Corp., Senior Notes	6.000%	5/1/29	1,260,000		1,048,852	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	13

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Carnival Corp., Senior Notes	10.500%	6/1/30	1,310,000		$1,315,906	(a)
Carnival Holdings Bermuda Ltd., Senior Notes	10.375%	5/1/28	870,000		942,535	(a)
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	1,240,000		1,029,339	(a)
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., Senior Secured Notes	4.625%	1/15/29	460,000		402,045	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	1,160,000		1,088,614	(a)
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	1,400,000		1,240,116
Marston’s Issuer PLC, Secured Notes (3 mo. GBP LIBOR + 2.669%)	7.035%	7/16/35	1,232,000	GBP	1,141,679	(c)(d)
Melco Resorts Finance Ltd., Senior Notes	4.875%	6/6/25	200,000		186,337	(a)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	1,270,000		1,019,997	(a)
Mohegan Tribal Gaming Authority, Senior Notes	13.250%	12/15/27	800,000		847,740	(a)
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	1,980,000		1,798,328	(a)
NCL Corp. Ltd., Senior Notes	7.750%	2/15/29	600,000		543,217	(a)
NCL Corp. Ltd., Senior Secured Notes	5.875%	2/15/27	1,720,000		1,639,739	(a)
NCL Finance Ltd., Senior Notes	6.125%	3/15/28	1,200,000		1,024,218	(a)
Royal Caribbean Cruises Ltd., Senior Notes	4.250%	7/1/26	820,000		752,266	(a)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	8/31/26	930,000		875,283	(a)
Royal Caribbean Cruises Ltd., Senior Notes	11.625%	8/15/27	650,000		707,083	(a)
Royal Caribbean Cruises Ltd., Senior Notes	7.250%	1/15/30	1,190,000		1,201,756	(a)
Saga PLC, Senior Notes	3.375%	5/12/24	1,020,000	GBP	1,149,052	(c)
Sands China Ltd., Senior Notes	4.300%	1/8/26	320,000		299,089
Sands China Ltd., Senior Notes	5.900%	8/8/28	500,000		472,912
Sands China Ltd., Senior Notes	3.350%	3/8/29	200,000		165,162
Sands China Ltd., Senior Notes	3.750%	8/8/31	1,470,000		1,182,659
Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes	8.500%	11/28/25	320,000		300,219	(a)
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	300,000		288,878	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	500,000		441,215	(a)
Viking Cruises Ltd., Senior Notes	7.000%	2/15/29	790,000		700,193	(a)
Viking Cruises Ltd., Senior Secured Notes	13.000%	5/15/25	1,200,000		1,262,173	(a)
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	391,000		341,615	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,139,000	$1,026,734	(a)
Wynn Macau Ltd., Senior Notes	4.875%	10/1/24	380,000	365,657	(a)
Wynn Macau Ltd., Senior Notes	5.500%	1/15/26	200,000	183,175	(a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	570,000	495,227	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	870,000	733,919	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.125%	2/15/31	870,000	870,642	(a)
Total Hotels, Restaurants & Leisure				32,197,459
Household Durables — 0.2%
Installed Building Products Inc., Senior Notes	5.750%	2/1/28	190,000	178,205	(a)
TopBuild Corp., Senior Notes	3.625%	3/15/29	350,000	303,153	(a)
Total Household Durables				481,358
Specialty Retail — 2.3%
Academy Ltd., Senior Secured Notes	6.000%	11/15/27	270,000	260,990	(a)
Bath & Body Works Inc., Senior Notes	9.375%	7/1/25	550,000	584,988	(a)
Bath & Body Works Inc., Senior Notes	6.694%	1/15/27	110,000	110,597
Bath & Body Works Inc., Senior Notes	6.625%	10/1/30	780,000	744,090	(a)
FirstCash Inc., Senior Notes	4.625%	9/1/28	250,000	222,825	(a)
FirstCash Inc., Senior Notes	5.625%	1/1/30	530,000	481,942	(a)
Foot Locker Inc., Senior Notes	4.000%	10/1/29	450,000	338,179	(a)
Gannett Holdings LLC, Senior Secured Notes	6.000%	11/1/26	390,000	325,161	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	650,000	400,101	(a)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	650,000	501,196	(a)
NMG Holding Co. Inc./Neiman Marcus Group LLC, Senior Secured Notes	7.125%	4/1/26	460,000	414,438	(a)
Upbound Group Inc., Senior Notes	6.375%	2/15/29	1,370,000	1,208,082	(a)
Total Specialty Retail				5,592,589
Total Consumer Discretionary				54,927,355
Consumer Staples — 0.8%
Beverages — 0.1%
Triton Water Holdings Inc., Senior Notes	6.250%	4/1/29	380,000	317,351	(a)
Food Products — 0.6%
Darling Ingredients Inc., Senior Notes	6.000%	6/15/30	640,000	630,319	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	15

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	440,000	$416,483	(a)
Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./ Simmons Feed Ingredients Inc., Secured Notes	4.625%	3/1/29	320,000	260,371	(a)
Total Food Products				1,307,173
Personal Care Products — 0.1%
Edgewell Personal Care Co., Senior Notes	4.125%	4/1/29	180,000	155,584	(a)
Total Consumer Staples				1,780,108
Energy — 13.1%
Energy Equipment & Services — 1.3%
Nabors Industries Ltd., Senior Notes	7.250%	1/15/26	630,000	574,579	(a)
Noble Finance II LLC, Senior Notes	8.000%	4/15/30	550,000	557,873	(a)
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	1,610,000	1,415,577	(a)
Transocean Inc., Senior Secured Notes	8.750%	2/15/30	560,000	560,361	(a)
Total Energy Equipment & Services				3,108,390
Oil, Gas & Consumable Fuels — 11.8%
Antero Resources Corp., Senior Notes	5.375%	3/1/30	770,000	708,693	(a)
Apache Corp., Senior Notes	7.750%	12/15/29	170,000	176,103
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	2,080,000	1,912,431	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	420,000	425,148	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	720,000	714,427	(a)
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	80,000	77,891	(a)
Chord Energy Corp., Senior Notes	6.375%	6/1/26	1,640,000	1,617,106	(a)
CNX Midstream Partners LP, Senior Notes	4.750%	4/15/30	610,000	505,871	(a)
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	830,000	804,448	(a)
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	50,000	50,514	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	420,000	442,664	(a)
Earthstone Energy Holdings LLC, Senior Notes	8.000%	4/15/27	190,000	185,129	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	290,000	286,655	(a)
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	190,000	166,725	(d)(e)

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	170,000	$131,112	(d)(e)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	1,270,000	1,119,971	(d)(e)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	960,000	809,314	(d)(e)
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	100,000	99,030	(a)
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	170,000	166,319	(a)
EQM Midstream Partners LP, Senior Notes	5.500%	7/15/28	200,000	187,796
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	1,570,000	1,579,530	(a)
EQM Midstream Partners LP, Senior Notes	4.750%	1/15/31	200,000	171,961	(a)
EQM Midstream Partners LP, Senior Notes	6.500%	7/15/48	2,140,000	1,751,314
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	8.875%	4/15/30	750,000	738,325
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	6.250%	4/15/32	410,000	367,220	(a)
Howard Midstream Energy Partners LLC, Senior Notes	6.750%	1/15/27	420,000	389,105	(a)
MEG Energy Corp., Senior Notes	7.125%	2/1/27	320,000	326,016	(a)
MEG Energy Corp., Senior Notes	5.875%	2/1/29	900,000	851,255	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	910,000	886,472	(a)
Occidental Petroleum Corp., Senior Notes	8.875%	7/15/30	210,000	242,194
Occidental Petroleum Corp., Senior Notes	6.125%	1/1/31	1,340,000	1,363,128
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	410,000	417,593
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	40,000	41,051
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	220,000	167,025
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	150,000	108,998
Permian Resources Operating LLC, Senior Notes	5.875%	7/1/29	1,600,000	1,500,026	(a)
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	150,000	147,675
Range Resources Corp., Senior Notes	8.250%	1/15/29	820,000	855,071
Range Resources Corp., Senior Notes	4.750%	2/15/30	230,000	208,119	(a)
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	1,800,000	1,559,235
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	9.000%	10/15/26	535,000	510,358	(a)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Senior Notes	6.000%	12/31/30	460,000	400,198	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	17

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Venture Global Calcasieu Pass LLC, Senior Secured Notes	6.250%	1/15/30	800,000	$793,938	(a)
Venture Global Calcasieu Pass LLC, Senior Secured Notes	4.125%	8/15/31	350,000	302,129	(a)
Venture Global Calcasieu Pass LLC, Senior Secured Notes	3.875%	11/1/33	430,000	352,713	(a)
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	800,000	667,488
Western Midstream Operating LP, Senior Notes	5.500%	2/1/50	1,210,000	967,189
Total Oil, Gas & Consumable Fuels				28,252,673
Total Energy				31,361,063
Financials — 6.0%
Banks — 0.5%
Lloyds Banking Group PLC, Junior Subordinated Notes (6.750% to 6/27/26 then 5 year Treasury Constant Maturity Rate + 4.815%)	6.750%	6/27/26	290,000	271,392	(d)(e)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	200,000	184,324	(d)(e)
UniCredit SpA, Subordinated Notes (5.459% to 6/30/30 then 5 year Treasury Constant Maturity Rate + 4.750%)	5.459%	6/30/35	840,000	709,414	(a)(d)
Total Banks				1,165,130
Capital Markets — 0.9%
Coinbase Global Inc., Senior Notes	3.625%	10/1/31	920,000	536,812	(a)
Compass Group Diversified Holdings LLC, Senior Notes	5.250%	4/15/29	310,000	274,145	(a)
Credit Suisse AG, Senior Notes	3.625%	9/9/24	250,000	239,573
Credit Suisse Group AG, Junior Subordinated Notes (6.375% to 8/21/26 then 5 year Treasury Constant Maturity Rate + 4.822%)	6.375%	8/21/26	600,000	21,000	*(a)(d)(e)(f)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	1,800,000	63,000	*(a)(d)(e)(f)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	750,000	26,250	*(a)(d)(e)(f)

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	890,000	$31,150	*(a)(d)(e)(f)
Credit Suisse Group AG, Senior Notes (6.537% to 8/12/32 then SOFR + 3.920%)	6.537%	8/12/33	520,000	531,996	(a)(d)
StoneX Group Inc., Senior Secured Notes	8.625%	6/15/25	250,000	252,247	(a)
Total Capital Markets				1,976,173
Consumer Finance — 0.5%
Midcap Financial Issuer Trust, Senior Notes	6.500%	5/1/28	550,000	484,225	(a)
Midcap Financial Issuer Trust, Senior Notes	5.625%	1/15/30	390,000	306,491	(a)
Paysafe Finance PLC/Paysafe Holdings US Corp., Senior Secured Notes	4.000%	6/15/29	550,000	446,526	(a)
Total Consumer Finance				1,237,242
Financial Services — 3.2%
Burford Capital Global Finance LLC, Senior Notes	6.250%	4/15/28	550,000	514,307	(a)
Burford Capital Global Finance LLC, Senior Notes	6.875%	4/15/30	470,000	434,802	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	3,393,942	3,032,793	(a)(b)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	4.500%	11/15/29	1,001,000	854,767	(a)
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	600,000	601,706	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	3.875%	3/1/31	370,000	291,804	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	1,450,000	1,093,670	(a)
VistaJet Malta Finance PLC/XO Management Holding Inc., Senior Notes	9.500%	6/1/28	110,000	100,804	(a)
VistaJet Malta Finance PLC/XO Management Holding Inc., Senior Notes	6.375%	2/1/30	890,000	708,640	(a)
Total Financial Services				7,633,293

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	19

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.4%
Highlands Holdings Bond Issuer Ltd./ Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	704,387	$645,341	(a)(b)
Ryan Specialty Group LLC, Senior Secured Notes	4.375%	2/1/30	330,000	293,054	(a)
Total Insurance				938,395
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Apollo Commercial Real Estate Finance Inc., Senior Secured Notes	4.625%	6/15/29	1,150,000	874,985	(a)
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., Senior Notes	4.250%	2/1/27	320,000	271,482	(a)
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	140,000	109,578	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				1,256,045
Total Financials				14,206,278
Health Care — 5.3%
Health Care Equipment & Supplies — 0.3%
Medline Borrower LP, Senior Notes	5.250%	10/1/29	420,000	359,805	(a)
Medline Borrower LP, Senior Secured Notes	3.875%	4/1/29	310,000	267,697	(a)
Total Health Care Equipment & Supplies				627,502
Health Care Providers & Services — 1.6%
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	300,000	243,306	(a)
Cano Health LLC, Senior Notes	6.250%	10/1/28	440,000	293,014	(a)
CHS/Community Health Systems Inc., Secured Notes	6.875%	4/15/29	700,000	394,321	(a)
CHS/Community Health Systems Inc., Secured Notes	6.125%	4/1/30	60,000	32,463	(a)
CHS/Community Health Systems Inc., Senior Secured Notes	5.250%	5/15/30	1,060,000	797,139	(a)
HCA Inc., Senior Notes	7.500%	11/15/95	680,000	754,553
Radiology Partners Inc., Senior Notes	9.250%	2/1/28	70,000	19,315	(a)
Tenet Healthcare Corp., Secured Notes	6.250%	2/1/27	480,000	473,260
Tenet Healthcare Corp., Senior Secured Notes	4.250%	6/1/29	720,000	647,352
U.S. Renal Care Inc., Senior Notes	10.625%	7/15/27	980,000	294,000	(a)
Total Health Care Providers & Services				3,948,723
Health Care Technology — 0.2%
AthenaHealth Group Inc., Senior Notes	6.500%	2/15/30	620,000	511,241	(a)

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 3.2%
AdaptHealth LLC, Senior Notes	6.125%	8/1/28	700,000	$589,504	(a)
AdaptHealth LLC, Senior Notes	4.625%	8/1/29	160,000	123,427	(a)
AdaptHealth LLC, Senior Notes	5.125%	3/1/30	680,000	529,662	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	960,000	428,888	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	440,000	187,502	(a)
Bausch Health Cos. Inc., Senior Secured Notes	6.125%	2/1/27	230,000	149,735	(a)
Endo Luxembourg Finance Co. I Sarl/Endo US Inc., Senior Secured Notes	6.125%	4/1/29	300,000	219,015	*(a)(f)
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	800,000	592,008	*(a)(f)
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	390,000	350,086
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	215,000	192,157
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	2,860,000	2,638,776
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	790,000	712,729
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.875%	9/15/29	200,000	205,444
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	8.125%	9/15/31	650,000	675,732
Total Pharmaceuticals				7,594,665
Total Health Care				12,682,131
Industrials — 12.8%
Aerospace & Defense — 1.7%
Bombardier Inc., Senior Notes	7.875%	4/15/27	1,710,000	1,692,685	(a)
Bombardier Inc., Senior Notes	7.500%	2/1/29	750,000	729,113	(a)
TransDigm Inc., Senior Secured Notes	6.750%	8/15/28	1,590,000	1,593,819	(a)
Total Aerospace & Defense				4,015,617
Building Products — 0.7%
Advanced Drainage Systems Inc., Senior Notes	6.375%	6/15/30	230,000	226,987	(a)
MIWD Holdco II LLC/MIWD Finance Corp., Senior Notes	5.500%	2/1/30	1,550,000	1,249,641	(a)
PGT Innovations Inc., Senior Notes	4.375%	10/1/29	240,000	219,371	(a)
Total Building Products				1,695,999
Commercial Services & Supplies — 3.2%
ADT Security Corp., Senior Secured Notes	4.125%	8/1/29	280,000	244,703	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	21

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	1,030,000	$968,532	(a)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes	4.625%	6/1/28	1,000,000	820,726	(a)
Clean Harbors Inc., Senior Notes	6.375%	2/1/31	440,000	441,254	(a)
CoreCivic Inc., Senior Notes	8.250%	4/15/26	1,530,000	1,531,822
CoreCivic Inc., Senior Notes	4.750%	10/15/27	687,000	582,954
GEO Group Inc., Secured Notes	10.500%	6/30/28	347,000	348,459
GEO Group Inc., Secured Notes	9.500%	12/31/28	1,460,000	1,441,750	(a)
Legends Hospitality Holding Co. LLC/ Legends Hospitality Co-Issuer Inc., Senior Secured Notes	5.000%	2/1/26	730,000	652,310	(a)
Madison IAQ LLC, Senior Notes	5.875%	6/30/29	560,000	426,934	(a)
Madison IAQ LLC, Senior Secured Notes	4.125%	6/30/28	100,000	86,543	(a)
Total Commercial Services & Supplies				7,545,987
Construction & Engineering — 0.3%
Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes	6.000%	2/1/26	350,000	325,022	(a)
Empire Communities Corp., Senior Notes	7.000%	12/15/25	400,000	364,422	(a)
Total Construction & Engineering				689,444
Electrical Equipment — 0.1%
Resideo Funding Inc., Senior Notes	4.000%	9/1/29	330,000	275,184	(a)
Ground Transportation — 0.4%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	560,000	408,363	(a)
XPO CNW Inc., Senior Notes	6.700%	5/1/34	360,000	341,820
XPO Escrow Sub LLC, Senior Notes	7.500%	11/15/27	120,000	123,366	(a)
Total Ground Transportation				873,549
Industrial Conglomerates — 0.1%
Covanta Holding Corp., Senior Notes	4.875%	12/1/29	340,000	295,414	(a)
Machinery — 1.1%
ATS Corp., Senior Notes	4.125%	12/15/28	1,090,000	977,545	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	390,000	329,825
Roller Bearing Co. of America Inc., Senior Notes	4.375%	10/15/29	500,000	443,125	(a)
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	560,000	510,042
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	530,000	474,506	(a)
Total Machinery				2,735,043

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Passenger Airlines — 3.1%
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	620,000	$607,466	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	210,000	206,285	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	2,460,000	2,359,419	(a)
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	920,000	856,338	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	429,250	428,900	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	1,200,000	1,212,552	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	310,000	314,156	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	1,655,000	1,500,849	(a)
Total Passenger Airlines				7,485,965
Professional Services — 0.1%
ZipRecruiter Inc., Senior Notes	5.000%	1/15/30	250,000	211,015	(a)
Trading Companies & Distributors — 2.0%
Alta Equipment Group Inc., Secured Notes	5.625%	4/15/26	490,000	449,869	(a)
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,800,000	1,547,036	(a)
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	160,000	152,788
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	1,230,000	1,167,279
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	640,000	549,685
United Rentals North America Inc., Senior Secured Notes	6.000%	12/15/29	950,000	951,223	(a)
Total Trading Companies & Distributors				4,817,880
Total Industrials				30,641,097
Information Technology — 2.4%
Communications Equipment — 1.1%
CommScope Inc., Senior Notes	8.250%	3/1/27	1,030,000	809,407	(a)
CommScope Inc., Senior Secured Notes	4.750%	9/1/29	2,000,000	1,577,762	(a)
Viavi Solutions Inc., Senior Notes	3.750%	10/1/29	290,000	244,534	(a)
Total Communications Equipment				2,631,703

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	23

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — 0.2%
Clarivate Science Holdings Corp., Senior Notes	4.875%	7/1/29	350,000	$301,000	(a)
Software — 0.6%
Central Parent Inc./CDK Global Inc., Senior Secured Notes	7.250%	6/15/29	660,000	646,594	(a)
Elastic NV, Senior Notes	4.125%	7/15/29	380,000	329,073	(a)
Gen Digital Inc., Senior Notes	7.125%	9/30/30	250,000	249,804	(a)
Open Text Corp., Senior Secured Notes	6.900%	12/1/27	260,000	266,069	(a)
Total Software				1,491,540
Technology Hardware, Storage & Peripherals — 0.5%
CA Magnum Holdings, Senior Secured Notes	5.375%	10/31/26	540,000	470,732	(a)
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	720,000	756,180	(a)
Total Technology Hardware, Storage & Peripherals				1,226,912
Total Information Technology				5,651,155
Materials — 6.5%
Chemicals — 0.6%
Anagram International Inc./Anagram Holdings LLC, Secured Notes (5.000% Cash and 5.000% PIK or 10.000% Cash or 10.000% PIK)	10.000%	8/15/26	112,393	91,600	(a)(b)
INEOS Quattro Finance 2 PLC, Senior Secured Notes	3.375%	1/15/26	900,000	826,893	(a)
LSF11 A5 Holdco LLC, Senior Notes	6.625%	10/15/29	400,000	342,118	(a)
Olin Corp., Senior Notes	5.000%	2/1/30	200,000	182,488
Total Chemicals				1,443,099
Construction Materials — 0.5%
Smyrna Ready Mix Concrete LLC, Senior Secured Notes	6.000%	11/1/28	340,000	316,681	(a)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.250%	1/15/29	910,000	855,068	(a)
Total Construction Materials				1,171,749
Containers & Packaging — 2.3%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	2,610,000	2,031,572	(a)(b)
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, Senior Notes	4.000%	9/1/29	200,000	157,115	(a)

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, Senior Secured Notes	6.000%	6/15/27	1,140,000	$1,120,512	(a)
Ball Corp., Senior Notes	3.125%	9/15/31	770,000	635,191
Canpack SA/Canpack US LLC, Senior Notes	3.875%	11/15/29	1,460,000	1,174,548	(a)
Cascades Inc./Cascades USA Inc., Senior Notes	5.375%	1/15/28	330,000	309,726	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	10,000	10,039
Total Containers & Packaging				5,438,703
Metals & Mining — 3.1%
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,150,000	1,148,815	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	250,000	243,425	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	1,480,000	1,411,328	(a)
First Quantum Minerals Ltd., Senior Notes	8.625%	6/1/31	1,710,000	1,688,625	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,660,000	1,506,906
Hudbay Minerals Inc., Senior Notes	4.500%	4/1/26	190,000	174,340	(a)
Hudbay Minerals Inc., Senior Notes	6.125%	4/1/29	1,390,000	1,250,150	(a)
Total Metals & Mining				7,423,589
Total Materials				15,477,140
Real Estate — 2.2%
Diversified REITs — 0.6%
IIP Operating Partnership LP, Senior Notes	5.500%	5/25/26	970,000	819,312
Iron Mountain Information Management Services Inc., Senior Notes	5.000%	7/15/32	380,000	324,315	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	320,000	239,251
Total Diversified REITs				1,382,878
Health Care REITs — 0.5%
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	230,000	222,679
Diversified Healthcare Trust, Senior Notes	4.750%	2/15/28	400,000	272,614
Diversified Healthcare Trust, Senior Notes	4.375%	3/1/31	930,000	666,631
Total Health Care REITs				1,161,924
Hotel & Resort REITs — 0.7%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, Senior Secured Notes	5.875%	10/1/28	150,000	137,250	(a)
Service Properties Trust, Senior Notes	4.500%	3/15/25	160,000	149,804

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	25

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotel & Resort REITs — continued
Service Properties Trust, Senior Notes	5.500%	12/15/27	1,110,000	$966,111
Service Properties Trust, Senior Notes	4.950%	10/1/29	720,000	546,257
Total Hotel & Resort REITs				1,799,422
Real Estate Management & Development — 0.4%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	620,000	546,533	(a)
Forestar Group Inc., Senior Notes	3.850%	5/15/26	390,000	359,764	(a)
Forestar Group Inc., Senior Notes	5.000%	3/1/28	120,000	109,368	(a)
Total Real Estate Management & Development				1,015,665
Total Real Estate				5,359,889
Utilities — 0.4%
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.000%	6/1/31	290,000	247,464	(a)
Superior Plus LP/Superior General Partner Inc., Senior Notes	4.500%	3/15/29	190,000	166,645	(a)
Total Gas Utilities				414,109
Independent Power and Renewable Electricity Producers — 0.2%
TransAlta Corp., Senior Notes	7.750%	11/15/29	560,000	583,156
Total Utilities				997,265
Total Corporate Bonds & Notes (Cost — $222,749,743)				200,024,750
Asset-Backed Securities — 6.7%
AB BSL CLO Ltd., 2021-2A D (3 mo. USD LIBOR + 3.350%)	8.610%	4/15/34	250,000	233,066	(a)(d)
AGL CLO Ltd., 2021-11A E (3 mo. USD LIBOR + 6.360%)	11.620%	4/15/34	250,000	219,549	(a)(d)
AGL CLO Ltd., 2021-16A D (3 mo. USD LIBOR + 3.100%)	8.350%	1/20/35	250,000	226,095	(a)(d)
AIG CLO LLC, 2018-1A DR (3 mo. USD LIBOR + 3.100%)	8.350%	4/20/32	280,000	266,026	(a)(d)
Aimco CLO Ltd., 2020-12A DR (3 mo. Term SOFR + 2.900%)	7.886%	1/17/32	370,000	352,856	(a)(d)
Bain Capital Credit CLO Ltd., 2021-4A E (3 mo. USD LIBOR + 6.500%)	11.750%	10/20/34	650,000	566,315	(a)(d)
Ballyrock CLO Ltd., 2018-1A C (3 mo. USD LIBOR + 3.150%)	8.400%	4/20/31	1,575,000	1,482,910	(a)(d)
Ballyrock CLO Ltd., 2022-19A D (3 mo. Term SOFR + 7.110%)	12.158%	4/20/35	670,000	628,556	(a)(d)
Barings CLO Ltd., 2018-3A D (3 mo. USD LIBOR + 2.900%)	8.150%	7/20/29	250,000	237,802	(a)(d)

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Battalion CLO Ltd., 2017-11A DR (3 mo. USD LIBOR + 3.650%)	8.923%	4/24/34	250,000	$233,308	(a)(d)
Battalion CLO Ltd., 2021-20A D (3 mo. USD LIBOR + 3.100%)	8.360%	7/15/34	250,000	222,700	(a)(d)
BlueMountain CLO Ltd., 2016-2A DR (3 mo. USD LIBOR + 7.790%)	13.169%	8/20/32	250,000	219,358	(a)(d)
BlueMountain CLO Ltd., 2021-31A E (3 mo. USD LIBOR + 6.530%)	11.795%	4/19/34	160,000	145,543	(a)(d)
Bristol Park CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 7.000%)	12.260%	4/15/29	300,000	263,399	(a)(d)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	8.950%	7/20/31	250,000	216,908	(a)(d)
Carlyle US CLO Ltd., 2019-2A DR (3 mo. USD LIBOR + 6.500%)	11.760%	7/15/32	500,000	436,053	(a)(d)
Cathedral Lake Ltd., 2021-6A E (3 mo. USD LIBOR + 7.210%)	12.465%	4/25/34	125,000	114,906	(a)(d)
Catskill Park CLO Ltd., 2017-1A C (3 mo. USD LIBOR + 3.700%)	8.950%	4/20/29	1,000,000	969,062	(a)(d)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	10.660%	4/17/30	250,000	200,377	(a)(d)
Dryden Senior Loan Fund, 2015-40A DR (3 mo. USD LIBOR + 3.100%)	8.421%	8/15/31	250,000	234,288	(a)(d)
Eaton Vance CLO Ltd., 2020-2A ER (3 mo. USD LIBOR + 6.500%)	11.760%	1/15/35	410,000	379,981	(a)(d)
Greenwood Park CLO Ltd., 2018-1A D (3 mo. USD LIBOR + 2.500%)	7.760%	4/15/31	350,000	310,636	(a)(d)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	10.210%	4/15/31	250,000	196,885	(a)(d)
Grippen Park CLO Ltd., 2017-1A E (3 mo. USD LIBOR + 5.700%)	10.950%	1/20/30	460,000	400,743	(a)(d)
Halsey Point CLO Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	12.950%	1/20/33	350,000	331,312	(a)(d)
Jay Park CLO Ltd., 2016-1A DR (3 mo. USD LIBOR + 5.200%)	10.450%	10/20/27	350,000	321,569	(a)(d)
Magnetite Ltd., 2015-12A ER (3 mo. USD LIBOR + 5.680%)	10.940%	10/15/31	750,000	670,625	(a)(d)
Magnetite Ltd., 2020-26A ER (3 mo. USD LIBOR + 5.950%)	11.205%	7/25/34	500,000	464,251	(a)(d)
Marble Point CLO Ltd., 2017-1A C (3 mo. USD LIBOR + 2.350%)	7.610%	10/15/30	250,000	235,131	(a)(d)

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	27

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Marble Point CLO Ltd., 2018-2A D (3 mo. USD LIBOR + 3.530%)	8.780%	1/20/32	500,000	$447,614	(a)(d)
MKS CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	7.900%	1/20/31	250,000	225,268	(a)(d)
Mountain View CLO Ltd., 2015-9A CR (3 mo. USD LIBOR + 3.120%)	8.380%	7/15/31	250,000	205,955	(a)(d)
Neuberger Berman CLO Ltd., 2017-16SA DR (3 mo. USD LIBOR + 2.900%)	8.160%	4/15/34	900,000	821,505	(a)(d)
Neuberger Berman Loan Advisers CLO Ltd., 2017-25A DR (3 mo. USD LIBOR + 2.850%)	8.112%	10/18/29	250,000	231,759	(a)(d)
Neuberger Berman Loan Advisers CLO Ltd., 2019-34A ER (3 mo. Term SOFR + 6.500%)	11.548%	1/20/35	600,000	549,950	(a)(d)
Ocean Trails CLO, 2014-5A DRR (3 mo. USD LIBOR + 3.450%)	8.692%	10/13/31	300,000	264,670	(a)(d)
Palmer Square CLO Ltd., 2021-2A E (3 mo. USD LIBOR + 6.350%)	11.610%	7/15/34	250,000	231,407	(a)(d)
Palmer Square Loan Funding Ltd., 2022-3A C (3 mo. Term SOFR + 5.400%)	10.386%	4/15/31	270,000	269,881	(a)(d)
Sculptor CLO Ltd., 26A E (3 mo. USD LIBOR + 7.250%)	12.500%	7/20/34	310,000	267,497	(a)(d)
Symphony CLO Ltd., 2020-22A D (3 mo. USD LIBOR + 3.150%)	8.412%	4/18/33	825,000	749,336	(a)(d)
Symphony CLO Ltd., 2021-25A D (3 mo. USD LIBOR + 3.600%)	8.865%	4/19/34	250,000	232,863	(a)(d)
THL Credit Wind River CLO Ltd., 2017-3A ER (3 mo. USD LIBOR + 7.050%)	12.310%	4/15/35	250,000	216,369	(a)(d)
Venture CLO Ltd., 2014-17A DRR (3 mo. USD LIBOR + 2.820%)	8.080%	4/15/27	350,000	324,754	(a)(d)
Venture CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	11.000%	4/15/27	350,000	289,603	(a)(d)
Total Asset-Backed Securities (Cost — $16,722,119)				16,108,641
Senior Loans — 5.2%
Communication Services — 0.3%
Media — 0.3%
DirecTV Financing LLC, Closing Date Term Loan (1 mo. USD LIBOR + 5.000%)	10.154%	8/2/27	755,539	719,062	(d)(g)(h)
Consumer Discretionary — 1.5%
Automobile Components — 0.5%
Clarios Global LP, 2023 Term Loan (1 mo. Term SOFR + 3.750%)	8.903%	5/6/30	500,000	495,938	(d)(g)(h)

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Automobile Components — continued
First Brands Group LLC, 2021 First Lien Term Loan (3 mo. Term SOFR + 5.000%)	10.252%	3/30/27	333,200	$321,871	(d)(g)(h)
Truck Hero Inc., Initial Term Loan (1 mo. Term SOFR + 3.750%)	9.018%	1/31/28	362,600	331,781	(d)(g)(h)
Total Automobile Components				1,149,590
Diversified Consumer Services — 0.2%
Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 4.000%)	9.154%	8/12/28	273,279	273,450	(d)(g)(h)
WW International Inc., Initial Term Loan (1 mo. USD LIBOR + 3.500%)	8.660%	4/13/28	256,000	169,600	(d)(g)(h)
Total Diversified Consumer Services				443,050
Hotels, Restaurants & Leisure — 0.5%
Equinox Holdings Inc., Term Loan B2 (3 mo. USD LIBOR + 9.000%)	14.159%	3/8/24	437,625	393,863	(d)(g)(h)
NCL Corp. Ltd., Term Loan A3 (3 mo. Term SOFR + 2.350%)	7.248%	1/2/25	571,077	563,225	(d)(g)(h)
Scientific Games International Inc., Initial Term Loan B (1 mo. Term SOFR + 3.100%)	8.159%	4/13/29	248,125	246,652	(d)(g)(h)
Total Hotels, Restaurants & Leisure				1,203,740
Specialty Retail — 0.3%
Spencer Spirit IH LLC, Initial Term Loan (1 mo. USD LIBOR + 6.000%)	11.160%	6/19/26	682,090	675,391	(d)(g)(h)
Total Consumer Discretionary				3,471,771
Financials — 0.3%
Financial Services — 0.2%
Citadel Securities LP, Incremental Term Loan B (1 mo. Term SOFR + 3.114%)	8.268%	2/2/28	248,750	247,795	(d)(g)(h)
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (3 mo. USD LIBOR + 6.750%)	11.909%	4/7/28	200,000	185,126	(d)(g)(h)
Total Financial Services				432,921
Insurance — 0.1%
Asurion LLC, New Term Loan B10 (1 mo. Term SOFR + 4.100%)	9.253%	8/19/28	308,450	284,053	(d)(g)(h)
Total Financials				716,974
Health Care — 0.9%
Health Care Providers & Services — 0.8%
EyeCare Partners LLC, First Lien Amendment No. 2 Term Loan (1 mo. Term SOFR + 4.500%)	9.753%	11/15/28	289,275	210,448	(d)(g)(h)

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	29

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
EyeCare Partners LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	8.904%	2/18/27	553,787	$433,338	(d)(g)(h)
LifePoint Health Inc., First Lien Term Loan B (3 mo. USD LIBOR + 3.750%)	9.023%	11/16/25	240,000	211,250	(d)(g)(h)
One Call Corp., First Lien Term Loan B (3 mo. Term SOFR + 5.762%)	10.829%	4/22/27	766,350	558,159	(d)(g)(h)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	10.188%	6/26/26	947,145	514,267	(d)(g)(h)
Total Health Care Providers & Services				1,927,462
Pharmaceuticals — 0.1%
Agiliti Health Inc., 2023 Term Loan B (1 mo. Term SOFR + 3.000%)	7.993%	5/1/30	300,000	296,814	(d)(g)(h)
Total Health Care				2,224,276
Industrials — 1.1%
Commercial Services & Supplies — 0.2%
Neptune Bidco US Inc., Term Loan B (3 mo. Term SOFR + 5.100%)	10.004%	4/11/29	310,000	278,483	(d)(g)(h)
Verscend Holding Corp., New Term Loan B (1 mo. USD LIBOR + 4.000%)	9.154%	8/27/25	248,106	247,925	(d)(g)(h)
Total Commercial Services & Supplies				526,408
Ground Transportation — 0.1%
Carriage Purchaser Inc., Term Loan B (1 mo. USD LIBOR + 4.250%)	9.404%	9/29/28	248,111	243,924	(d)(g)(h)
Passenger Airlines — 0.4%
United Airlines Inc., Term Loan B (1 mo. USD LIBOR + 3.750%)	8.888%	4/21/28	993,280	989,829	(d)(g)(h)
Professional Services — 0.4%
RR Donnelley & Sons Co., 2023 Replacement Term Loan	12.503-14.500%	3/17/28	927,026	925,867	(d)(g)(h)
Total Industrials				2,686,028
Information Technology — 0.8%
Communications Equipment — 0.1%
Global Tel Link Corp., First Lien Term Loan (1 mo. Term SOFR + 4.250%)	9.503%	11/29/25	135,657	121,530	(d)(g)(h)
Software — 0.7%
DCert Buyer Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 4.000%)	9.264%	10/16/26	487,487	477,128	(d)(g)(h)
DCert Buyer Inc., Second Lien Initial Term Loan (3 mo. Term SOFR + 7.000%)	12.264%	2/19/29	790,000	730,327	(d)(g)(h)

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
MRI Software LLC, Second Amendment Term Loan	10.601-10.659%	2/10/26	91,046	$88,770	(d)(g)(h)(i)
MRI Software LLC, Term Loan B (3 mo. USD LIBOR + 5.500%)	10.659%	2/10/26	158,313	154,355	(d)(g)(h)(i)
Peraton Corp., First Lien Term Loan B (1 mo. Term SOFR + 3.850%)	9.003%	2/1/28	248,067	236,638	(d)(g)(h)
Total Software				1,687,218
Total Information Technology				1,808,748
Materials — 0.3%
Construction Materials — 0.1%
Smyrna Ready Mix Concrete LLC, Initial Term Loan (1 mo. Term SOFR + 4.350%)	9.503%	4/2/29	248,125	247,401	(d)(g)(h)
Metals & Mining — 0.2%
Arctic Canadian Diamond Co. Ltd., Second Lien Term Loan (5.000% Cash and 12.500% PIK)	17.500%	12/31/27	601,859	518,893	(b)(d)(g)(h)(i)(j)
Total Materials				766,294
Total Senior Loans (Cost — $13,474,166)				12,393,153
Convertible Bonds & Notes — 1.4%
Communication Services — 0.5%
Media — 0.5%
DISH Network Corp., Senior Notes	2.375%	3/15/24	240,000	207,900
DISH Network Corp., Senior Notes	3.375%	8/15/26	2,300,000	1,043,740
Total Communication Services				1,251,640
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
DraftKings Holdings Inc., Senior Notes	0.000%	3/15/28	390,000	291,915
Financials — 0.3%
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Apollo Commercial Real Estate Finance Inc., Senior Notes	5.375%	10/15/23	180,000	178,650
Two Harbors Investment Corp., Senior Notes	6.250%	1/15/26	660,000	555,258
Total Financials				733,908
Industrials — 0.4%
Passenger Airlines — 0.4%
Spirit Airlines Inc., Senior Notes	1.000%	5/15/26	1,060,000	838,990

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	31

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
NextEra Energy Partners LP, Senior Notes	2.500%	6/15/26	270,000	$244,080	(a)
Total Convertible Bonds & Notes (Cost — $4,749,108)				3,360,533
Sovereign Bonds — 0.3%
Argentina — 0.3%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	47,191	12,146
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23, 0.750% to 7/9/27 then 1.750%)	0.500%	7/9/30	556,653	147,513
Argentine Republic Government International Bond, Senior Notes, Step bond (1.500% to 7/9/23 then 3.625%)	1.500%	7/9/35	53,946	12,658
Provincia de Buenos Aires, Senior Notes, Step bond (5.250% to 9/1/23, 6.375% to 9/1/24 then 6.625%)	5.250%	9/1/37	1,510,142	484,985	(a)
Total Sovereign Bonds (Cost — $1,092,805)				657,302

			Shares
Convertible Preferred Stocks — 0.2%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
MPLX LP (Cost — $521,657)	9.538%		16,051	545,734	(i)(j)

			Shares/Units
Common Stocks — 0.2%
Energy — 0.2%
Energy Equipment & Services — 0.0%††
KCAD Holdings I Ltd.			819,262,754	0	*(i)(j)(k)
Oil, Gas & Consumable Fuels — 0.2%
Berry Corp.			35,911	226,239
Chord Energy Corp.			1,925	275,352
Permian Production Partners LLC			21,667	14,084	*
Total Oil, Gas & Consumable Fuels				515,675
Total Energy				515,675
Materials — 0.0%††
Metals & Mining — 0.0%††
Arctic Canadian Diamond Co. Ltd.			541	0	*(i)(j)(k)
Total Common Stocks (Cost — $7,081,682)				515,675

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Expiration Date	Warrants	Value
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $16,407)	5/28/28	17,136	$3,085	*
Total Investments — 97.8% (Cost — $266,407,687)			233,608,873
Other Assets in Excess of Liabilities — 2.2%			5,234,380
Total Net Assets — 100.0%			$238,843,253

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on this security is currently in default as of May 31, 2023.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	Security is valued using significant unobservable inputs (Note 1).

(j)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(k)	Value is less than $1.

Abbreviation(s) used in this schedule:

CLO	— Collateralized Loan Obligation

EUR	— Euro

GBP	— British Pound

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	33

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

At May 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
U.S. Treasury 5-Year Notes	76	9/23	$8,346,542	$8,289,938	$(56,604)

At May 31, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
EUR	2,032,902	USD	2,229,977	BNP Paribas SA	7/18/23	$(51,011)
GBP	1,477,000	USD	1,841,893	Morgan Stanley & Co. Inc.	7/18/23	(2,813)
Net unrealized depreciation on open forward foreign currency contracts						$(53,824)

Abbreviation(s) used in this table:

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

At May 31, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2023[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ford Motor Co., 4.346%, due 12/8/26	$800,000	12/20/26	2.532%	5.000% quarterly	$62,389	$84,533	$(22,144)
Occidental Petroleum Corp., 5.550%, due 3/15/26	800,000	6/20/26	0.722%	1.000% quarterly	6,342	(22,471)	28,813
Total	$1,600,000				$68,731	$62,062	$6,669

See Notes to Financial Statements.

34	Western Asset High Yield Fund 2023 Annual Report

Western Asset High Yield Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2023[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Beazer Homes USA Inc., 6.750%, due 3/15/25	$460,000	12/20/27	3.688%	5.000% quarterly	$(23,119)	$49,986	$(73,105)
Goodyear Tire & Rubber Co., 5.000%, due 5/31/26	460,000	6/20/27	2.797%	5.000% quarterly	(35,827)	(6,752)	(29,075)
KB Home, 6.875%, due 6/15/27	644,000	12/20/27	1.809%	5.000% quarterly	(82,476)	(5,512)	(76,964)
NOVA Chemicals Corp., 4.875%, due 6/1/24	362,000	6/20/27	3.318%	5.000% quarterly	(21,129)	(7,352)	(13,777)
Xerox Corp., 3.800%, due 5/15/24	183,000	6/20/27	3.481%	1.000% quarterly	15,696	21,026	(5,330)
Total	$2,109,000				$(146,855)	$51,396	$(198,251)

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	35

Schedule of investments (cont’d)

May 31, 2023

Western Asset High Yield Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

36	Western Asset High Yield Fund 2023 Annual Report

Statement of assets and liabilities

May 31, 2023

Assets:
Investments, at value (Cost — $266,407,687)	$233,608,873
Foreign currency, at value (Cost — $480,721)	436,288
Cash	400,567
Interest receivable	4,050,238
Deposits with brokers for centrally cleared swap contracts	793,000
Receivable for securities sold	346,131
Deposits with brokers for open futures contracts	185,327
Receivable for Fund shares sold	62,538
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $50,821)	49,280
Receivable from brokers — net variation margin on open futures contracts	26,125
Dividends receivable from affiliated investments	4,430
Receivable from brokers — net variation margin on centrally cleared swap contracts	910
Prepaid expenses	1,894
Total Assets	239,965,601

Liabilities:
Payable for securities purchased	356,573
Payable for Fund shares repurchased	353,462
Investment management fee payable	105,339
Distributions payable	65,636
Audit and tax fees payable	64,349
Unrealized depreciation on forward foreign currency contracts	53,824
Service and/or distribution fees payable	37,170
Directors’ fees payable	564
Accrued expenses	85,431
Total Liabilities	1,122,348
Total Net Assets	$238,843,253

Net Assets:
Par value (Note 7)	$36,075
Paid-in capital in excess of par value	393,420,731
Total distributable earnings (loss)	(154,613,553)
Total Net Assets	$238,843,253

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	37

Statement of assets and liabilities (cont’d)

May 31, 2023

Net Assets:
Class A	$169,942,602
Class C	$1,221,452
Class R	$118,132
Class I	$35,062,968
Class IS	$32,498,099

Shares Outstanding:
Class A	25,666,031
Class C	186,167
Class R	17,972
Class I	5,334,730
Class IS	4,870,507

Net Asset Value:
Class A (and redemption price)	$6.62
Class C*	$6.56
Class R (and redemption price)	$6.57
Class I (and redemption price)	$6.57
Class IS (and redemption price)	$6.67
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%; 4.25% prior to August 15, 2022)	$6.88

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

38	Western Asset High Yield Fund 2023 Annual Report

Statement of operations

For the Year Ended May 31, 2023

Investment Income:
Interest from unaffiliated investments	$15,264,633
Interest from affiliated investments	1,116
Dividends from unaffiliated investments	247,776
Dividends from affiliated investments	46,026
Less: Foreign taxes withheld	(21,596)
Total Investment Income	15,537,955

Expenses:
Investment management fee (Note 2)	1,061,674
Service and/or distribution fees (Notes 2 and 5)	315,305
Transfer agent fees (Note 5)	153,676
Registration fees	96,558
Fund accounting fees	68,206
Audit and tax fees	60,361
Shareholder reports	15,313
Legal fees	10,665
Directors’ fees	5,851
Custody fees	2,836
Commitment fees (Note 10)	1,881
Insurance	1,034
Interest expense	609
Miscellaneous expenses	12,479
Total Expenses	1,806,448
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(114,612)
Net Expenses	1,691,836
Net Investment Income	13,846,119

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(18,594,778)
Investment transactions in affiliated securities	12,523
Futures contracts	(338,120)
Swap contracts	(192,260)
Forward foreign currency contracts	(32,847)
Foreign currency transactions	73,909
Net Realized Loss	(19,071,573)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	1,636,413
Investments in affiliated securities	(25,211)
Futures contracts	(70,816)
Swap contracts	(167,178)
Forward foreign currency contracts	(4,148)
Foreign currencies	(80,599)
Change in Net Unrealized Appreciation (Depreciation)	1,288,461
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(17,783,112)
Decrease in Net Assets From Operations	$(3,936,993)

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	39

Statements of changes in net assets

For the Years Ended May 31,	2023	2022

Operations:
Net investment income	$13,846,119	$11,118,383
Net realized loss	(19,071,573)	(5,973,479)
Change in net unrealized appreciation (depreciation)	1,288,461	(17,357,907)
Decrease in Net Assets From Operations	(3,936,993)	(12,213,003)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(13,424,541)	(11,056,730)
Return of capital	(436,915)	—
Decrease in Net Assets From Distributions to Shareholders	(13,861,456)	(11,056,730)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	40,342,888	176,972,458
Reinvestment of distributions	13,224,138	10,581,906
Cost of shares repurchased	(110,921,119)	(195,263,345)
Net assets of shares issued in connection with merger (Note 8)	122,492,788	—
Increase (Decrease) in Net Assets From Fund Share Transactions	65,138,695	(7,708,981)
Increase (Decrease) in Net Assets	47,340,246	(30,978,714)

Net Assets:
Beginning of year	191,503,007	222,481,721
End of year	$238,843,253	$191,503,007

See Notes to Financial Statements.

40	Western Asset High Yield Fund 2023 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.29	$8.21	$7.40	$7.85	$7.96

Income (loss) from operations:
Net investment income	0.48	0.39	0.38	0.41	0.43
Net realized and unrealized gain (loss)	(0.67)	(0.92)	0.81	(0.44)	(0.10)
Total income (loss) from operations	(0.19)	(0.53)	1.19	(0.03)	0.33

Less distributions from:
Net investment income	(0.46)	(0.39)	(0.38)	(0.40)	(0.44)
Return of capital	(0.02)	—	(0.00) [2]	(0.02)	(0.00) [2]
Total distributions	(0.48)	(0.39)	(0.38)	(0.42)	(0.44)

Net asset value, end of year	$6.62	$7.29	$8.21	$7.40	$7.85
Total return[3]	(2.52)%	(6.77)%	16.41%	(0.52)%[4]	4.25%

Net assets, end of year (000s)	$169,943	$67,464	$3,953	$2,677	$2,386

Ratios to average net assets:
Gross expenses	1.02%	0.97%	1.06%	1.05%[5]	1.06%[5]
Net expenses[6,7]	0.97	0.94	1.00	1.02 [5]	0.99 [5]
Net investment income	7.14	4.93	4.80	5.30	5.43

Portfolio turnover rate	38%	79%	101%	83%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.92)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.01%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 21, 2021, the expense limitation was 1.05%.

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	41

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.23	$8.13	$7.33	$7.77	$7.89

Income (loss) from operations:
Net investment income	0.42	0.33	0.32	0.35	0.37
Net realized and unrealized gain (loss)	(0.67)	(0.91)	0.80	(0.43)	(0.12)
Total income (loss) from operations	(0.25)	(0.58)	1.12	(0.08)	0.25

Less distributions from:
Net investment income	(0.41)	(0.32)	(0.32)	(0.34)	(0.37)
Return of capital	(0.01)	—	(0.00) [2]	(0.02)	(0.00) [2]
Total distributions	(0.42)	(0.32)	(0.32)	(0.36)	(0.37)

Net asset value, end of year	$6.56	$7.23	$8.13	$7.33	$7.77
Total return[3]	(3.40)%	(7.35)%	15.66%	(1.32)%[4]	3.33%

Net assets, end of year (000s)	$1,221	$1,430	$1,960	$1,964	$2,320

Ratios to average net assets:
Gross expenses	1.85%	1.76%	1.82%	1.82%[5]	1.80%[5]
Net expenses[6,7]	1.80	1.73	1.76	1.78 [5]	1.73 [5]
Net investment income	6.20	4.09	4.08	4.61	4.74

Portfolio turnover rate	38%	79%	101%	83%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (1.46)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

42	Western Asset High Yield Fund 2023 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.24	$8.15	$7.35	$7.78	$7.91

Income (loss) from operations:
Net investment income	0.45	0.36	0.36	0.39	0.40
Net realized and unrealized gain (loss)	(0.67)	(0.91)	0.80	(0.43)	(0.12)
Total income (loss) from operations	(0.22)	(0.55)	1.16	(0.04)	0.28

Less distributions from:
Net investment income	(0.44)	(0.36)	(0.36)	(0.37)	(0.41)
Return of capital	(0.01)	—	(0.00) [2]	(0.02)	(0.00) [2]
Total distributions	(0.45)	(0.36)	(0.36)	(0.39)	(0.41)

Net asset value, end of year	$6.57	$7.24	$8.15	$7.35	$7.78
Total return[3]	(2.92)%	(7.05)%	16.16%	(0.73)%[4]	3.64%

Net assets, end of year (000s)	$118	$176	$129	$158	$282

Ratios to average net assets:
Gross expenses	1.55%	1.58%	1.64%	1.69%[5]	1.53%[5]
Net expenses[6,7]	1.30	1.30	1.30	1.30 [5]	1.30 [5]
Net investment income	6.67	4.51	4.53	5.07	5.14

Portfolio turnover rate	38%	79%	101%	83%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.86)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	43

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.24	$8.14	$7.34	$7.78	$7.90

Income (loss) from operations:
Net investment income	0.49	0.40	0.40	0.44	0.45
Net realized and unrealized gain (loss)	(0.67)	(0.90)	0.80	(0.44)	(0.11)
Total income (loss) from operations	(0.18)	(0.50)	1.20	0.00	0.34

Less distributions from:
Net investment income	(0.47)	(0.40)	(0.40)	(0.42)	(0.46)
Return of capital	(0.02)	—	(0.00) [2]	(0.02)	(0.00) [2]
Total distributions	(0.49)	(0.40)	(0.40)	(0.44)	(0.46)

Net asset value, end of year	$6.57	$7.24	$8.14	$7.34	$7.78
Total return[3]	(2.41)%	(6.47)%	16.65%	(0.14)%[4]	4.40%

Net assets, end of year (000s)	$35,063	$23,201	$97,099	$64,507	$84,953

Ratios to average net assets:
Gross expenses	0.83%	0.81%	0.81%	0.75%	0.75%
Net expenses[5,6]	0.77	0.77	0.75	0.71	0.70
Net investment income	7.29	4.89	5.06	5.66	5.74

Portfolio turnover rate	38%	79%	101%	83%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.42)% for the year ended May 31, 2020.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective November 21, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

44	Western Asset High Yield Fund 2023 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.35	$8.27	$7.45	$7.90	$8.03

Income (loss) from operations:
Net investment income	0.50	0.42	0.42	0.45	0.46
Net realized and unrealized gain (loss)	(0.68)	(0.92)	0.81	(0.45)	(0.12)
Total income (loss) from operations	(0.18)	(0.50)	1.23	0.00	0.34

Less distributions from:
Net investment income	(0.48)	(0.42)	(0.41)	(0.43)	(0.47)
Return of capital	(0.02)	—	(0.00) [2]	(0.02)	(0.00) [2]
Total distributions	(0.50)	(0.42)	(0.41)	(0.45)	(0.47)

Net asset value, end of year	$6.67	$7.35	$8.27	$7.45	$7.90
Total return[3]	(2.29)%	(6.40)%	16.88%	(0.12)%[4]	4.35%

Net assets, end of year (000s)	$32,498	$99,232	$58,186	$102,505	$116,945

Ratios to average net assets:
Gross expenses	0.73%	0.68%	0.71%	0.69%[5]	0.70%[5]
Net expenses[6,7]	0.65	0.65	0.65	0.65 [5]	0.65 [5]
Net investment income	7.20	5.22	5.20	5.72	5.79

Portfolio turnover rate	38%	79%	101%	83%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.26)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

Western Asset High Yield Fund 2023 Annual Report	45

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

46	Western Asset High Yield Fund 2023 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset High Yield Fund 2023 Annual Report	47

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$200,024,750	—		$200,024,750
Asset-Backed Securities	—	16,108,641	—		16,108,641
Senior Loans:
Information Technology	—	1,565,623	$243,125		1,808,748
Materials	—	247,401	518,893		766,294
Other Senior Loans	—	9,818,111	—		9,818,111
Convertible Bonds & Notes	—	3,360,533	—		3,360,533
Sovereign Bonds	—	657,302	—		657,302
Convertible Preferred Stocks	—	—	545,734		545,734
Common Stocks:
Energy	$501,591	14,084	0	*	515,675
Materials	—	—	0	*	0 *
Warrants	3,085	—	—		3,085
Total Investments	$504,676	$231,796,445	$1,307,752		$233,608,873
Other Financial Instruments:
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	$28,813	—		$28,813
Total	$504,676	$231,825,258	$1,307,752		$233,637,686

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments:
Futures Contracts††	$56,604	—	—		$56,604
Forward Foreign Currency Contracts††	—	$53,824	—		53,824
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	22,144	—		22,144
Centrally Cleared Credit Default Swaps on Corporate Issues — Buy Protection††	—	198,251	—		198,251
Total	$56,604	$274,219	—		$330,823

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

48	Western Asset High Yield Fund 2023 Annual Report

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Western Asset High Yield Fund 2023 Annual Report	49

Notes to financial statements (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2023, the total notional value of all credit default swaps to sell protection was $1,600,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

50	Western Asset High Yield Fund 2023 Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset High Yield Fund 2023 Annual Report	51

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

52	Western Asset High Yield Fund 2023 Annual Report

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset High Yield Fund 2023 Annual Report	53

Notes to financial statements (cont’d)

As of May 31, 2023, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $53,824. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

54	Western Asset High Yield Fund 2023 Annual Report

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(72,075,511)	$72,075,511

(a)	Reclassifications are due to capital loss carried forward from mergered fund.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset London monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I (effective November 21, 2022) and Class IS shares did not exceed 1.01%, 1.80%, 1.30%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2023, fees waived and/or expenses reimbursed amounted to $114,612, which included an affiliated money market fund waiver of $1,226.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset High Yield Fund 2023 Annual Report	55

Notes to financial statements (cont’d)

Pursuant to these arrangements, at May 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires May 31, 2024	$20,508	$ 526	$570	$19,941	$27,738
Expires May 31, 2025	63,143	615	387	16,009	33,232
Total fee waivers/expense reimbursements subject to recapture	$83,651	$1,141	$957	$35,950	$60,970

For the year ended May 31, 2023, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 ($1,000,000 prior to August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$3,187	—
CDSCs	116	$12

All officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$71,841,438	—
Sales	124,523,475	$4,411,914

56	Western Asset High Yield Fund 2023 Annual Report

At May 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$267,794,147	$899,958	$(35,085,232)	$(34,185,274)
Futures contracts	—	—	(56,604)	(56,604)
Forward foreign currency contracts	—	—	(53,824)	(53,824)
Swap contracts	113,458	28,813	(220,395)	(191,582)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2023.

ASSET DERIVATIVES[1]
				Credit Risk
Centrally cleared swap contracts[2]				$28,813

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$56,604	—	—	$56,604
Forward foreign currency contracts	—	$53,824	—	53,824
Centrally cleared swap contracts[2]	—	—	$220,395	220,395
Total	$56,604	$53,824	$220,395	$330,823

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset High Yield Fund 2023 Annual Report	57

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(338,120)	—	—	$(338,120)
Swap contracts	—	—	$(192,260)	(192,260)
Forward foreign currency contracts	—	$(32,847)	—	(32,847)
Total	$(338,120)	$(32,847)	$(192,260)	$(563,227)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(70,816)	—	—	$(70,816)
Swap contracts	—	—	$(167,178)	(167,178)
Forward foreign currency contracts	—	$(4,148)	—	(4,148)
Total	$(70,816)	$(4,148)	$(167,178)	$(242,142)

During the year ended May 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$9,231,445
Forward foreign currency contracts (to buy)	3,042,102
Forward foreign currency contracts (to sell)†	1,818,059

Average Notional Balance
Credit default swap contracts (buy protection)	$2,435,846
Credit default swap contracts (sell protection)	1,815,515

†	At May 31, 2023, there were no open positions held in this derivative.

58	Western Asset High Yield Fund 2023 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	—	$(51,011)	$(51,011)	—	$(51,011)
Morgan Stanley & Co. Inc.	—	(2,813)	(2,813)	—	(2,813)
Total	—	$(53,824)	$(53,824)	—	$(53,824)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$302,750	$ 98,762
Class C	11,787	1,725
Class R	768	536
Class I	—	40,223
Class IS	—	12,430
Total	$315,305	$153,676

For the year ended May 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$ 63,856
Class C	623
Class R	388
Class I	16,210
Class IS	33,535
Total	$114,612

Western Asset High Yield Fund 2023 Annual Report	59

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended May 31, 2023	Year Ended May 31, 2022
Net Investment Income:
Class A	$ 8,405,606	$ 3,221,653
Class A2†	—	183,595
Class C	71,088	68,435
Class R	9,951	9,285
Class I	2,175,234	3,108,760
Class IS	2,762,662	4,465,002
Total	$13,424,541	$11,056,730

Return of Capital:
Class A	$ 273,569	—
Class A2	—	—
Class C	2,314	—
Class R	324	—
Class I	70,795	—
Class IS	89,913	—
Total	$ 436,915	—

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Capital shares

At May 31, 2023, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2023		Year Ended May 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,366,618	$ 16,172,466	9,684,915	$79,718,682
Shares issued on reinvestment	1,270,077	8,558,918	425,952	3,389,685
Shares repurchased	(3,305,508)	(22,227,755)	(1,342,164)	(10,678,762)
Shares issued with merger	16,084,506	107,604,955	—	—
Net increase	16,415,693	$110,108,584	8,768,703	$72,429,605

Class A2†
Shares sold	—	—	73,617	$608,992
Shares issued on reinvestment	—	—	—	—
Shares repurchased	—	—	(7,519,299)	(62,258,091)
Net decrease	—	—	(7,445,682)	$(61,649,099)

60	Western Asset High Yield Fund 2023 Annual Report

	Year Ended May 31, 2023		Year Ended May 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares sold	20,506	$135,496	47,666	$384,707
Shares issued on reinvestment	9,419	62,937	7,072	55,885
Shares repurchased	(98,803)	(665,463)	(98,083)	(784,646)
Shares issued with merger	57,264	379,667	—	—
Net decrease	(11,614)	$(87,363)	(43,345)	$(344,054)

Class R
Shares sold	9,366	$64,753	29,194	$238,157
Shares issued on reinvestment	1,442	9,657	1,116	8,868
Shares repurchased	(17,086)	(115,367)	(21,831)	(178,364)
Net increase (decrease)	(6,278)	$(40,957)	8,479	$68,661

Class I
Shares sold	3,063,171	$20,703,011	4,953,467	$40,246,838
Shares issued on reinvestment	259,988	1,740,316	329,737	2,662,602
Shares repurchased	(3,266,719)	(22,086,744)	(14,005,300)	(112,756,944)
Shares issued with merger	2,074,407	13,773,965	—	—
Net increase (decrease)	2,130,847	$14,130,548	(8,722,096)	$(69,847,504)

Class IS
Shares sold	484,304	$3,267,162	6,978,147	$55,775,082
Shares issued on reinvestment	418,947	2,852,310	557,850	4,464,866
Shares repurchased	(9,641,741)	(65,825,790)	(1,072,554)	(8,606,538)
Shares issued with merger	108,931	734,201	—	—
Net increase (decrease)	(8,629,559)	$(58,972,117)	6,463,443	$51,633,410

†

On June 24, 2021, the Fund converted 7,460,991 Class A2 shares into 7,470,013 Class A shares, valued at $61,777,007. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transfer of net assets

On November 18, 2022, the Fund acquired the assets and certain liabilities of Western Asset Global High Yield Bond Fund (the “Acquired Fund”), a series of Legg Mason Partners Income Trust, pursuant to a plan of reorganization approved by the Board of Directors of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Global High Yield Bond Fund	18,325,110	$122,492,788	$118,622,633

As part of the reorganization, for each share they held, shareholders of the Acquired Fund’s Class A, Class C, Class I and Class IS received 0.735800, 0.744103, 0.740617 and 0.729866 shares of Class A, Class C, Class I and Class IS shares of the Fund, respectively. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

Western Asset High Yield Fund 2023 Annual Report	61

Notes to financial statements (cont’d)

The total net assets of the Acquired Fund before the acquisition included unrealized depreciation of $(16,622,723), accumulated net realized loss of $(72,302,004) and overdistributed net investment income of $(732,934). Total net assets of the Fund immediately after the transfer were $241,115,421. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended May 31, 2023, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Unaudited
Net investment income	$17,530,628
Net realized loss	(39,882,034)
Change in net unrealized appreciation	8,278,226
Decrease in net assets from operations	$(14,073,180)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on November 18, 2022.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all or some portion of the year ended May 31, 2023. The following transactions were effected in such companies for the year ended May 31, 2023.

	Affiliate Value at May 31, 2022	Purchased		Sold
		Cost	Shares/ Face amount	Proceeds	Shares/ Face amount
Benefit Street Partners CLO Ltd., 2017-12A C	$237,551	—	—	$212,802	250,000
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$54,628,256	54,628,256	54,628,256	54,628,256
	$237,551	$54,628,256		$54,841,058

62	Western Asset High Yield Fund 2023 Annual Report

(cont’d)	Realized Gain (Loss)	Interest/ Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)*	Affiliate Value at May 31, 2023
Benefit Street Partners CLO Ltd., 2017-12A C	$12,523	$1,116	$(24,749)	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	46,026	—	—
	$12,523	$47,142	$(24,749)	—

*	Reflects the impact of amortization of premium/accretion of discount, which is reported as a component of Interest from affiliated investments on the Statement of Operations.

10. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended May 31, 2023.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$13,424,541	$11,056,730
Tax return of capital	436,915	—
Total distributions paid	$13,861,456	$11,056,730

As of May 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(136,684,478)
Other book/tax temporary differences(a)	(17,003)
Unrealized appreciation (depreciation)(b)	(17,912,072)
Total distributable earnings (loss) — net	$(154,613,553)

Western Asset High Yield Fund 2023 Annual Report	63

Notes to financial statements (cont’d)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on futures and foreign currency contracts, the difference between cash and accrual basis distributions paid.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, book/tax differences in the accrual of interest income on securities in default and other book/tax basis adjustments.

12. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

13. Other matter

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR is no longer published on a representative basis. Alternative references rates have been established in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract upon LIBOR’s cessation at the end of June 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various industry groups are in the process of facilitating the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

64	Western Asset High Yield Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Yield Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 21, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset High Yield Fund 2023 Annual Report	65

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors (the “Executive and Contracts Committee”) considered the Investment Management Agreement between the Corporation and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset”) with respect to the Fund, and (ii) a subadvisory agreement between LMPFA and Western Asset Management Company Limited (“WAML” or the “Non-U.S. Subadviser,” and together with Western Asset, the “Subadvisers,” and together with LMPFA, the “Advisers”) with respect to the Fund at a meeting held on April 27, 2023. At an in-person meeting held on May 15, 2023, the Executive and Contracts Committee reported to the full Board of Directors their considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadviser, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadviser. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Agreement between LMPFA and the Non-U.S. Subadviser.

In arriving at their decision to approve the renewal of the Agreements, the Directors met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Directors; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

66	Western Asset High Yield Fund

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Directors also considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and each Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the one-, three-, five- and ten-year periods ended December 31, 2022. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as retail and institutional high yield funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3- and 10-year periods ended December 31, 2022 was below the median and that the Fund’s performance for the 5-year period ended December 31, 2022 was approximately equal to the median. The Board noted that the Fund’s performance trailed that of its benchmark index for the 1-, 3-, 5- and 10-year periods. The Board considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and Performance Universe.

Western Asset High Yield Fund	67

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Directors also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadvisers. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors also noted that the Fund does not pay any management fees directly to any of the Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its peer group, consisting of a group of institutional high yield funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and the Actual Management Fee was slightly above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2024.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee was below the median of the peer group and the Actual Management Fee was slightly above the median of the peer group. The Board also noted the small size of the Fund.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and each Director may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

68	Western Asset High Yield Fund

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset High Yield Fund	69

Statement regarding liquidity risk management program (unaudited)

Each of the Franklin Templeton and Legg Mason Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

70	Western Asset High Yield Fund

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2023, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2022. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset High Yield Fund	71

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Directors and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years

Board Member of Excellent Education Development

(since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)

Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz
Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	None

72	Western Asset High Yield Fund

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); Republic Services, Inc. (since 2009); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

Western Asset High Yield Fund	73

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

74	Western Asset High Yield Fund

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	52
Other Directorships held by Director during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	127
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset High Yield Fund	75

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962

Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

76	Western Asset High Yield Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset High Yield Fund	77

Additional information (unaudited) (cont’d)

Information about Directors and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

78	Western Asset High Yield Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2023:

	Pursuant to:		Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$247,776
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$247,776
Qualified Net Interest Income (QII)	§	871(k)(1)(C)	$8,510,664
Section 163(j) Interest Earned	§	163(j)	$14,080,084
Interest Earned from Federal Obligations		Note (1)	$4,919

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset High Yield Fund	79

Western Asset

High Yield Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX013141 07/23 SR23-4688

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2022 and May 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $169,204 in May 31, 2022 and in $169,204 in May 31, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2022 and $0 in May 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,000 in May 31, 2022 and $30,000 in May 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2022 and $0 in May 31, 2023, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $343,489 in May 31, 2022 and $350,359 in May 31, 2023.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

JaynieM. Studenmund

Peter J. Taylor

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 25, 2023